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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        March 4, 2003
                                                         -----------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (Exact name of Registrant as Specified in its Charter)


           Delaware                  0-13124                 13-2698053
           --------                  --------                ----------
 (STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code        (201) 794-4800
                                                   -----------------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         In a press release dated March 4, 2003, Cover-All Technologies Inc., a Delaware corporation (the "Company"), announced its fourth quarter and full-year 2002 results. The press release is furnished as an exhibit hereto and incorporated by reference herein.

         The press release includes presentations of earnings before interest, taxes, depreciation and amortization ("EBITDA"), which is a non-GAAP financial measure. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between the Company and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow and is one of the measures used for determining debt covenant compliance. Management believes EBITDA information is useful to investors for these reasons.


ITEM 7.  EXHIBITS.

         (c)         Exhibits.
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         99.1        Press Release, dated March 4, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COVER-ALL TECHNOLOGIES INC.



Date:  March 4, 2003               By: /s/ John Roblin
                                      ------------------------------------------
                                      John Roblin, President and Chief Executive
                                         Officer